UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 7, 2017

Rent-A-Center, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38047	45-0491516
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

5501 Headquarters Drive

Plano, Texas 75024

(Address of principal executive offices, including zip code)

(972) 801-1100

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2017, the Board of Directors of Rent-A-Center, Inc. (“Rent-A-Center” or the “Company”) appointed Steven L. Pepper, who at that time served as Lead Director of the Company, to succeed Mark E. Speese as Chairman of the Board of Directors. Mr. Speese will continue to serve as Rent-A-Center’s Chief Executive Officer.

Mr. Pepper joined the Rent-A-Center Board in May 2013, was its Lead Director prior to being appointed Chairman of the Board, and serves as a member of the Board’s Audit & Risk Committee. In 2011, Mr. Pepper retired as President of Yum Brands Mexico, a position he had held since 2001. Over the course of his twenty-year career with Yum, Mr. Pepper was responsible for that company’s businesses in Europe, Africa and Brazil, as well as serving in key financial positions in the United States and Latin America. From 2006 to 2011, Mr. Pepper was also a member of Yum’s Partners Council, a leadership group comprised of that company’s twenty top executives. Since retiring from Yum, Mr. Pepper has served as an advisor to a number of private equity groups regarding investments in Latin America. Mr. Pepper also serves on the Advisory Board of Colombia’s leading diversified restaurant and food services company, a division of Grupo Nutresa.

Mr. Pepper will be entitled to receive compensation for his service as Chairman of the Board in an amount consistent with the compensation paid to non-employee directors of the Company, as described in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders plus, as recognition of the unique value that he brings to the Company, $150,000 per year.

Item 8.01	Other Events.

On June 8, 2017, the Company issued a press release announcing the matters addressed in Item 5.02 of this Current Report on Form 8-K. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release issued on June 8, 2017, by Rent-A-Center, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.
Date: June 13, 2017
	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President — Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on June 8, 2017, by Rent-A-Center, Inc.